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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) FEBRUARY 13, 2004

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                        1-5794                38-1794485
          --------                        ------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                                  48180
 -------------------------------------                                  -----
(Address of Principal Executive Offices)                              (Zip Code)

                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         99.a Press Release of Masco Corporation dated February 13, 2004, reporting Masco Corporation's financial results for the fourth quarter and the full year 2003 and certain other information.

         99.b Supplemental Information Package prepared for use in connection with the financial results for the fourth quarter and the full year 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached and incorporated herein by reference as Exhibit 99.a is a copy of a press release dated February 13, 2004 reporting Masco Corporation's financial results for the fourth quarter and the full year 2003, and as Exhibit 99.b is a supplemental information package prepared for use in connection with the financial results for the fourth quarter and the full year 2003. On February 13, 2004, Masco Corporation will hold an investor conference and web cast to discuss financial results for the fourth quarter and the full year 2003.

         This information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing expressly references this Current Report on Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MASCO CORPORATION

                                       By: /s/ Timothy Wadhams
                                           -------------------------------------
                                       Name:  Timothy Wadhams
                                       Title: Senior Vice President and
                                              Chief Financial Officer

February 13, 2004

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                                  EXHIBIT INDEX

     99.a Press Release of Masco Corporation dated February 13, 2004, reporting Masco Corporation's financial results for the fourth quarter and the full year 2003 and certain other information.

     99.b Supplemental Information Package prepared for use in connection with the financial results for the fourth quarter and the full year 2003.